Exhibit 10.6

Termination Agreement

Party A: Hangzhou Suyuan Agricultural Technology Co., Ltd.

Party B: Zhengyu Wang

ID: XXXXXXXXXXXXXX

Party C: Hangzhou Nongyuan Network Technology Co., Ltd.

Whereas:

1、 Party A, Party B and Party C signed the relevant VIE documents on September 18, 2016 (see the following list for details of the specific agreement), making Party C the VIE entity of Farmmi, Inc.

2、 On October 20, 2017, Party A sent a management consulting and technical service instruction letter to Party C and Horgos Farmmi Enterprise Services Co., Ltd., and designated Horgos Farmmi Enterprise Services Co., Ltd. to provide management consulting, technical support, intellectual property rights licensing and related services to Party C. Khorgos Farmmi Enterprise Services Co., Ltd. is a wholly-owned subsidiary of Party A.

3、 Horgos Farmmi Enterprise Services Co., Ltd. was dissolved on October 12, 2018.

4、 Party B Wang Zhengyu has transferred all the shares (100%) of Party C to Wang Xinyang on the December 4, 2019;

5、 Xinyang Wang has signed new VIE documents with Party A, Party B and Party C on December 10, 2019, maintaining Party C as the VIE entity of Farmmi, Inc.

The parties now agree to confirm that (1) all VIE documents signed on September 18, 2016 is terminated on December 10, 2019 and shall no longer be performed; (2) The management consulting and technical service instruction letter of October 20, 2017 was automatically terminated on October 12, 2018 due to the cancellation of Horgos Farmmi Enterprise Services Co., Ltd.

This agreement is effective after being signed and sealed by all parties, and its effectiveness goes back to December 10, 2019. The agreement is in triplicate and each party holds one copy, which has the same legal effect.

The VIE documents list:

1、Equity Pledge Agreement

2、Exclusive Management Consulting and Technology Agreement

3、Exclusive Call Option Agreement

4、Proxy Agreement

5、Power of Attorney

Party A (Stamp): Hangzhou Suyuan Agricultural Technology Co., Ltd.

Legal representative (signature)

Party B：Zhengyu Wang(signature)

Party C(Stamp): Hangzhou Nongyuan Network Technology Co., Ltd .

Legal representative (signature)

Date: May 15 , 2020